                                                                   EXHIBIT 10.23



AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE              OF                PAGES
1

1.       CONTRACT ID CODE

         J

2.       AMENDMENT/MODIFICATION NO.

         P00028

3.       EFFECTIVE DATE

         26 SEP 1996

4.       REQUISITION/PURCHASE REQ NO.

         See Schedule

5.       PROJECT NO. (If applicable)

         ACN

6.       ISSUED BY                                               CODE  W56HZV

         TACOM
         AMSTA-AQ-MDD                                            /N5 WPN SYS: N5
         PAUL MUELLER       /810-574-8822
         WARREN, MICHIGAN  48397-5000

7.       ADMINISTERED BY (If other than Item 6)                  CODE  S3605A

         DCMAO DAYTON
         GENTILE STATION
         1001 HAMILTON STREET
         DAYTON, OH  45444-5300

         SCD  A     PAS     NONE     ADP PT     SC1010

8.       NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and
         ZIP Code)

         O GARA-HESS & EISENHARDT ARMORING
         CO                                        J
         9113 LE SAINT RD
         FAIRFIELD OH         45014

         CODE  6W728                                             FACILITY CODE

(X)      9A.      AMENDMENT OF SOLICITATION NO.

         9B.      DATED (SEE ITEM 11)

         10A.     MODIFICATION OF CONTRACT/ORDER NO

X                 DAAE0794C0406

         10B.     DATED (SEE ITEM 13)

                  94MAY13

11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour
    and date specified for receipt of Offers is extended,       is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning        copies of the amendments;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.      ACCOUNTING AND APPROPRIATION DATA (If required)

         ACRN AS: NET INCREASE    $2,613,818.00

C        13.      THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)      A.       THIS CHANGE ORDER IS ISSUED PURSUANT TO:           THE CHANGES
                  SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
                  ITEM 10A.

         B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc). SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

         C.       THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
AUTHORITY OF:

X                 H.12, Option to Increase Vehicle Qty

         D.       OTHER (Specify type of modification and authority)

E.       IMPORTANT:  Contractor   is not,     X is required to sign this
document and return         copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.     NAME AND TITLE OF SIGNER (Type or print)

         Greg Turner
         Dir of Military Sales

15B.     CONTRACTOR/OFFEROR

         /s/ Greg Turner
         ---------------
         (Signature of person authorized to sign)

15C.     DATE SIGNED

         9/26/96

16A.     NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

         SHARLENE M. INNES
         Contracting Officer

16B.     UNITED STATES OF AMERICA

         BY /s/ Sharlene M. Innes
                  (Signature of Contracting Officer)

16C.     DATE SIGNED

         26 SEP 1996

                                                                DAAE07-94-C-0406
                                                                P00028
                                                                Page 2


PROGRAM:                            UP ARMOR HMMWV ECV XM1114

CONTRACT:                           DAAE07-94-C-0406

MODIFICATION:                       POOO28

PREVIOUS CONTRACT AMOUNT:           $54,890,975.75

AMOUNT OF THIS ACTION:                2,613,828.00

TOTAL CONTRACT AMOUNT:              $57,504,803.75

1. The purpose of this Supplemental Agreement Modification P00028 is to partially exercise the option per Clause H.12, Option to Increase Vehicle Quantities, for an additional quantity of 29 each XM1114 vehicles with High Capacity Environmental Control System (ECS) installed, to be delivered in January and February 1997.

         The 29 each XM1114 vehicles are added to the contract at the total unit price of $90,132.00 based on the option unit price of $86,900.00 as specified in Clause H.12, plus the firm fixed price of $3,232.00 for the High Capacity Environmental Control System.

2. The Government and the Contractor agree to modify the contract as described below:

         a.       SECTION B

         CLIN 0012AA is established:


                                                                    OBLIGATED
 CLIN     DESCRIPTION                            QTY                  AMOUNT
 ----     -----------                            ---               -------------
0012AA    XM1114 with High Capacity ECS          29                $2,613,828.00


         b.       SECTION F

         The Required Delivery Schedule is revised by adding the option delivery of 29 each XM1114 vehicles for delivery in January 1997 - 20 each, and February 1997 - 9 each.

         c.       SECTION G

         The Accounting and Appropriation Data applicable to new CLIN 0012AA is incorporated into the contract.

                                                                DAAE07-94-C-0406
                                                                P00028
                                                                Page 3


3.       The contract is modified by replacing or adding the following pages:

         a. Page 17a is deleted and replaced with the attached, revised page 17a.

         b.       New contract pages 2t, and 18n are added to the contract.

4. As a result of this Modification P00028, the contract amount is increased by $2,613,828.00 from $54,890,975.75 to $57,504,803.75.

5.       All other terms and conditions remain unchanged.

CONTINUATION SHEET     Reference No. of Document Being Continued            Page
                                 DAAE07-94-C-0406     MOD. No.: P00028        2t

Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO    SUPPLIES/SERVICES                         QUANTITY         UNIT            UNIT PRICE                 AMOUNT
0012AA     PRODUCTION QUANTITY                          29             EA             $90,132.00000              $2,613,828.00
           PRON: JZ42M214JZ    ACRN: AS                                               -------------              -------------
           AMS CD: 51103446

           SECTION B - Supplies or Services and

           Prices/Costs
           NSN:  2320-01-413-3739
           NOUN: HMMWV - M1114 UP-ARMOR VEH
           FSCM: 19207
           PART NR: 87T0015
           SECURITY CLASS: UNCLASSIFIED

           SECTION C - Description/Specs./Work Statement

           Up Armor Expanded Capacity Vehicle (UA-ECV) HMMWV, with High Capacity ECS as further described in Section C.4.

                            (End of narrative C001)

           SECTION D - Packaging and Marking

           Best Commercial Packaging

                          (End of narrative D001)

           SECTION E - Inspection and Acceptance
           INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

           SECTION F - Deliveries or Performance

           DOC                     SUPPL
           REL CD   MILSTRIP       ADDR    SIG CD  MARK FOR  TP CD
           ------   --------       ----    ------  --------  -----
            001    W56HZW6228S102  Y00000    M                 3

                     PROJ CD           BRK BLK PT
                     -------           ----------
                       IBB

           DEL REL CD      QUANTITY    DEL DATE
           ----------      --------    --------
              001             20        97JAN31

           DEL REL CD      QUANTITY    DEL DATE
           ----------      --------    --------
              002              9        97FEB28

           FOB POINT: ORIGIN

                      *** CLIN 0012AA ***

           SHIP TO:   PARCEL POST ADDRESS
           (Y00000)   SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE
                      FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS
                      REQUIRED UNDER THIS REQUISITION.

           Page added by P00028.

F.5 REQUIRED DELIVERY SCHEDULE

ACCELERATED DELIVERY SCHEDULE

                           31 JAN 96   29 FEB 96   31 MAR 96   30 APR 96   31 MAY 96   30 JUN 96   31 JUL 96   31 AUG 96   30 SEP 96

XM1114 UA HMMWV
Monthly Deliveries            19          23          28           45          65          70          70          70          36


Total Deliveries              19          42          70          115         180         250         320         390         426


NORMAL DELIVERY SCHEDULE

XM1114 UA HMMWV


Monthly Deliveries

Total Deliveries


                                   31 OCT 96   30 NOV 96   31 DEC 96   31 JAN 97

XM1114 UA HMMWV
Monthly Deliveries


Total Deliveries


NORMAL DELIVERY SCHEDULE

XM1114 UA HMMWV


Monthly Deliveries                     31          24          23         23 *

Total Deliveries                       31          55          78        101 *


NORMAL DELIVERY SCHEDULE CONT'D

                          27 FEB 97   31 MAR 97   30 APR 97   31 MAY 97

XM1114 UA HMMWV
Monthly Deliveries             9

Total Deliveries             110




* Page changed by P00028  Previous change by P00024

CONTINUATION SHEET     Reference No. of Document Being Continued            Page
                                 DAAE07-94-C-0406     MOD. No.: P00028       18n
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

SECTION G - CONTRACT ADMINISTRATION DATA
Accounting & Appropriation Data

                 PRON/              OBLG STAT/                          INCREASE/DECREASE           CUMULATIVE
LINE ITEM      AMS CD       ACRN    JOB ORD NO      PRIOR AMOUNT              AMOUNT                  AMOUNT
---------      --- --       ----    ----------      ------------        -----------------           ----------
  0012AA       JZ42M214JZ    AS         1               $0.00             $2,613,828.00           $ 2,613,828.00
    51103446


                                                                          -------------
                                                       NET CHANGE         $2,613,828.00

NET CHANGE BY                                             ACCOUNTING    INCREASE/DECREASE
ACRN                     ACCOUNTING CLASSIFICATION         STATION            AMOUNT
----                     -------------------------         -------            ------
 AS     21   42035   45J5J01P5110  25CZ  S2011342M214      W56HZV         $2,613,828.00


                                                                          -------------
                                                          NET CHANGE      $2,613,828.00

NET CHANGE FOR AWARD       :                     PRIOR AMOUNT           INCREASE/DECREASE           CUMULATIVE
--------------------                               OF AWARD                   AMOUNT             OBLIGATED AMOUNT
                                                   --------                   ------             ----------------
                                                $54,890,975.75            $2,613,828.00           $57,504,803.75




Page added by P00028.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE        OF          PAGES
1

1.    CONTRACT ID CODE

      J

2.    AMENDMENT/MODIFICATION NO.

      P00029

3.    EFFECTIVE DATE

      27 SEP 1996

4.    REQUISITION/PURCHASE REQ NO.

      See Schedule

5.    PROJECT NO. (If applicable)

      ACN

6.    ISSUED BY                                       CODE  W56HZV

      TACOM
      AMSTA-AQ-MDD                                    /N5 WPN SYS: N5
      PAUL MUELLER            /810-574-8822
      WARREN, MICHIGAN  48397-5000

7.    ADMINISTERED BY (If other than Item 6)          CODE S3605A

      DCMAO DAYTON
      GENTILE STATION
      1001 HAMILTON STREET
      DAYTON, OH  45444-5300

      SCD  A       PAS        NONE      ADP PT       SC1010

8.    NAME AND ADDRESS OF CONTRACTOR (No., street, city, county,
State and ZIP Code)

      O GARA-HESS & EISENHARDT ARMORING
      CO                                  J
      9113 LE SAINT RD
      FAIRFIELD OH         45014

      CODE  6W728                                           FACILITY CODE

(X)   9A.   AMENDMENT OF SOLICITATION NO.

      9B.   DATED (SEE ITEM 11)

      10A.  MODIFICATION OF CONTRACT/ORDER NO

X           DAAE0794C0406

      10B.  DATED (SEE ITEM 13)

            94MAY13

11.   THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14.  The
hour and date specified for receipt of Offers    is extended,     is not
extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning       copies of the amendments;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (If required)

      See continuation sheet.

C     13.   THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
            IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)   A.    THIS CHANGE ORDER IS ISSUED PURSUANT TO:            THE CHANGES SET
            FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc). SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

      C.    THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
AUTHORITY OF:

X           I.72, Changes-Fixed Price

      D.    OTHER (Specify type of modification and authority)

E.    IMPORTANT:  Contractor   is not,     X is required to sign
this document and return         copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER (Type or print)

      M. J. Lennon
      President OHEAC

15B.  CONTRACTOR/OFFEROR

      /s/ M. J. Lennon
      (Signature of person authorized to sign)

15C.  DATE SIGNED

      9/27/96

16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

      SHARLENE M. INNES
      Contracting Officer

16B.  UNITED STATES OF AMERICA

      BY /s/ Sharlene M. Innes
            (Signature of Contracting Officer)

16C.  DATE SIGNED

      27 SEP 1996

                                                                DAAE07-94-C-0406
                                                                P00029
                                                                Page 2

PROGRAM:                           UP ARMOR HMMWV ECV XM1114

CONTRACT:                          DAAE07-94-C-0406

MODIFICATION:                      POOO29

PREVIOUS CONTRACT AMOUNT:           $57,504,803.75

AMOUNT OF THIS ACTION:                  444,245.25

TOTAL CONTRACT AMOUNT:              $57,949,049.00


1. The purpose of this Supplemental Agreement Modification P00029 is to definitize the price for incorporating the High Capacity Environmental Control System (ECS), O'Gara-Hess & Eisenhardt PN 4660003-000, into XM1114 vehicle production, and to correct shipping instructions under CLIN 0010AA.

      a. The High Capacity ECS was initially incorporated into 262 vehicles by Modification P00016 and subsequently into 45 vehicles added by exercise of option pursuant to Clause H.12, Option to Increase Vehicle Quantities, as follows: Modification P00020, 26 vehicles; Modification P00022, 16 vehicles; and Modification P00024, 3 vehicles.

         (1) Under P00016, the High Capacity ECS was incorporated into 262 vehicles under CLIN 1002AA at a total ceiling price of $1,199,483.50 (including nonrecurring costs). The Government and the contractor agree to settlement in the total amount of $992,127.00. Settlement is based upon the recurring, production unit price of $3,232.00 per vehicle and nonrecurring costs in the total amount of $145,343.00.

         (2) Under P00020, the High Capacity ECS was incorporated into 26 option vehicles under CLINs 0008AA and 0008AB at the ceiling unit price of $3,568.00. The Government and the contractor agree to settlement at the unit price of $3,232.00 and in the total amount of $84,032.00.

         (3) Under P00022, the High Capacity ECS was incorporated into 16 option vehicles under CLIN 0010AA at the ceiling unit price of $3,312.00. The Government and the contractor agree to settlement at the unit price of $3,232.00 and in the total amount of $51,712.00.

                                                                DAAE07-94-C-0406
                                                                P00029
                                                                Page 3


         (4) Under P00024, the High Capacity ECS was incorporated into 3 option vehicles under CLINs 0011AA and 0011AB at the ceiling unit price of $3,312.00. The Government and the contractor agree to settlement at the unit price of $3,232.00 and in the total amount of $9,696.00.

         (5) The Government and the contractor agree, that for additional vehicles added to the contract by exercise of option pursuant to Clause H.12, Option to Increase Vehicle Quantities, the price for the High Capacity ECS shall be $3,232.00 per vehicle.

      b. Under CLIN 0010AA, shipping instructions are corrected by replacing the MILSTRIP DOC NO. and deleting the BRK BLK PT code.

2. The Government and the Contractor agree to modify the contract as described below:

      a.  SECTION B

         (1) Under CLIN 1002AA, the Amount is increased by $392,385.25 from $599,741.75 to $992,127.00. (The unit price for administrative purposes is $3,786.74427).

         (2) Under CLIN 0008AA, the Unit Price is increased by $1,448.00 from $88,684.00 to $90,132.00 and the Amount is increased by $13,032.00 from $798,156.00 to $811,188.00.

         (3) Under CLIN 0008AB, the Unit Price is increased by $1,448.00 from $88,684.00 to $90,132.00 and the Amount is increased by $24,616.00 from $1,507,628.00 to $1,532,244.00.

         (4) Under CLIN 0010AA, the Unit Price is increased by $748.00 from $89,384.00 to $90,132.00 and the Amount is increased by $11,968.00 from $1,430,144.00 to $1,442,112.00. MILSTRIP DOC NO. BXWUDH6176T001 is deleted and replaced with BLXO4561669001, and the BRK BLK PT code is deleted.

         (5) Under CLIN 0011AA, the Unit Price is increased by $748.00 from $89,384.00 to $90,132.00 and the Amount is increased by $1,496.00 from $178,768.00 to $180,264.00.

         (6) Under CLIN 0011AB, the Unit Price is increased by $748.00 from $89,384.00 to $90,132.00 and the Amount is increased by $748.00 from $89,384.00 to $90,132.00.

                                                                DAAE07-94-C-0406
                                                                P00029
                                                                Page 4


      b.  SECTION G

      The Accounting and Appropriation Data applicable to the increases under CLINs 1002AA, 0008AA, 0008AB, 0010AA, 0011AA and 0011AB is incorporated into the contract.

3. The contract is modified by replacing, deleting, or adding the following pages:

      a. Pages 2f, 2i, 2k, 21, 2n, 2p, 2q, 2r and 2s are deleted and replaced with the attached, revised pages 2f, 2i, 2k, 21, 2n, 2p, 2q, 2r and 2s.

      b.  Pages 2j and 20 are deleted.

      c.  New contract page 180 is added to the contract.

4. This bilateral agreement constitutes the equitable adjustment of the contract as it applies to the contractor providing the High Capacity ECS under Modifications P00016, P00020, P00022, and P00024 on the total quantity of 307 XM1114 vehicles. The contractor releases the Government from any liability under this contract for any further price or schedule adjustment related to this action.

5. As a result of this Modification P00029, the contract amount is increased by $444,245.25 from $57,504,803.75 to
$57,949,049.00.

6.  All other terms and conditions remain unchanged.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                                      DAAE07-94-C-0406    MOD. No.: P00029    2f
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO        SUPPLIES/SERVICES     QUANTITY   UNIT     UNIT PRICE        AMOUNT

1002AA         SERVICES LINE ITEM       262       EA     $3,786.74427    $992,127.00
                                                         ------------    -----------

               PRON: JZ42F4670JZ   ACRN: AG
                    NON MILSTRIP
               AMS CD: 51103446

               SECTION B - Supplies or Services and
               Prices/Costs
               SECURITY CLASS: UNCLASSIFIED

               NOUN:  XM1114 Delivery Acceleration of High
               Capacity Environmental Control System.

                                (End of narrative B001)

               SECTION C - Description/Specs./Work Statement

               High Capacity Environmental Control System as described in Section C.4.11.

                                (End of narrative C001)

               SECTION E - Inspection and Acceptance
               INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

               SECTION F - Deliveries or Performance

               DLVR SCH     PERF COMPL
               REL CD           DT       QUANTITY
                001           96AUG31       262

                                      $   992127.00


Page changed by P00029.  Page added by P00016.

CONTINUATION SHEET     Reference No. of Document Being Continued            Page
                                      DAAE07-94-C-0406    MOD. No.: P00029    2k
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO        SUPPLIES/SERVICES      QUANTITY    UNIT     UNIT PRICE          AMOUNT

0008AB         PRODUCTION QUANTITY       17        EA     $90,132.00000    $1,532,244.00
                                                          -------------    -------------

               PRON: U162F809JZ    ACRN: AM
               AMS CD: 51105J3446
               CUSTOMER ORDER NUMBER: FD20609670088

               SECTION B - Supplies or Services and
               Prices/Costs
               NSN: 9999-99-999-9999
               NOUN: HMMWV-M1116 UP ARMOR
               FSCM: 99999
               PART NR: 0000000000
               SECURITY CLASS: UNCLASSIFIED

               SECTION C - Description/Specs./Work Statement

               Up Armor Expanded Capacity Vehicle (UA-ECV) HMMMWV, with High Capacity ECS as further described in Section C.4. To be initially delivered in the XM1114 configuration and, upon authorization by the Government, modified to the XM1116 configuration.

                                (End of narrative C001)

               SECTION D - Packaging and Marking

               Best Commercial Packing

                                (End of narrative D001)

               SECTION F - Deliveries or Performance

               DOC                       SUPPL
               REL CD      MILSTRIP      ADDR     SIG CD   MARK FOR   TP CD
                001     FE448460670001   FD2060      D                  3

                           PROJ CD       BRK BLK PT
                             IBB

               DEL REL CD          QUANTITY       DEL DATE
                   001                 5           96DEC31

               FOB POINT: ORIGIN

                                 *** CLIN 0008AB ***

               SHIP TO:  FREIGHT ADDRESS
               (FE4484)  438 SUPS - LCS
                         3101 VANDENBERG AVENUE
                         MCGUIRE AFB  NJ  08641-5103

               DOC                       SUPPL
               REL CD      MILSTRIP      ADDR     SIG CD   MARK FOR   TP CD
                002     FE485260670002   FD2060      D                  3

                           PROJ CD       BRK BLK PT
                             IBB



Page changed by P00029. Previously added by P00020 and changed by P00022.

CONTINUATION SHEET        Reference No. of Document Being Continued         Page
                                      DAAE07-94-C-0406    MOD. No.: P00029    2l
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO        SUPPLIES/SERVICES    QUANTITY    UNIT    UNIT PRICE    AMOUNT

               DEL REL CD          QUANTITY       DEL DATE
                   001                 6           96DEC31

               FOB POINT: ORIGIN

                                 *** CLIN 0008AB ***

               SHIP TO:  FREIGHT ADDRESS
               (FE4852)  57 SUPS
                         6155 MCGOUGH PARKWAY
                         NELLIS AFB, NV  89191-7254



               DOC                    SUPPL
               REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                003   FE529460670003  FD2060    D               3

                         PROJ CD           BRK BLK PT
                           IBB

               DEL REL CD      QUANTITY    DEL DATE
                  003              6        96DEC31

               FOB POINT: ORIGIN

                          *** CLIN 0008AB ***

               SHIP TO:  FREIGHT ADDRESS
               (FE5294)  51 WG - LGS
                         UNIT 2064  BUILDING 819
                         OSAN AB
                         SONG TAN CITY  ROK  96278-2064



Page changed by P00029. Previously added by P00020 and changed by P00022.

CONTINUATION SHEET        Reference No. of Document Being Continued         Page
                                      DAAE07-94-C-0406    MOD. No.: P00029    2n
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO        SUPPLIES/SERVICES      QUANTITY    UNIT     UNIT PRICE          AMOUNT

0010AA         PRODUCTION QUANTITY       16        EA     $90,132.00000    $1,442,112.00
                                                          -------------    -------------

               PRON: J562M013JZ    ACRN: AP
               FMS CASE IDENTIFIER
                   LX  UDH
               AMS CD: 43000000
               SECTION B - Supplies or Services and
               Prices/Costs
               NSN: 2320-01-413-3739
               NOUN: HMMWV-XM1114 UP ARMORED
               FSCM: 19207
               PART NR: 87T0015
               SECURITY CLASS: UNCLASSIFIED

               SECTION C - Description/Specs./Work Statement

               Up Armor Expanded Capacity Vehicle (UA-ECV) HMMMWV, with High Capacity ECS as further described in Section C.4.

                                (End of narrative C001)

               SECTION D - Packaging and Marking

               Best Commercial Packaging

                                (End of narrative D001)

               SECTION F - Deliveries or Performance

               DOC                       SUPPL
               REL CD      MILSTRIP      ADDR     SIG CD   MARK FOR   TP CD
                001     BXWUDH6176T001               L                  3

               DEL REL CD          QUANTITY
                   001             DELETED

               FOB POINT: ORIGIN

                                 *** CLIN 0010AA ***

               SHIP TO:  Contractor to contact DCMAO for
                         shipping instructions prior to shipment.

               DOC                       SUPPL
               REL CD      MILSTRIP      ADDR     SIG CD   MARK FOR   TP CD
                002     BLX04561669001   BXWUDH      L      BLX000      3

                           PROJ CD       BRK BLK PT
                             IBB

               DEL REL CD          QUANTITY       DEL DATE
                   001                 13         96SEP30
               DEL REL CD          QUANTITY       DEL DATE
                   002                  3         96OCT31



Page changed by P00029. Previously added by P00020 and changed by P00027.

CONTINUATION SHEET       Reference No. of Document Being Continued          Page
                                      DAAE07-94-C-0406    MOD. No.: P00029    2p
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO        SUPPLIES/SERVICES        QUANTITY    UNIT     UNIT PRICE         AMOUNT

0011AA         PRODUCTION QUANTITY          2        EA     $90,132.00000    $  180,264.00
               PRON: JZ42M025JZ ACRN: AQ                    -------------    -------------
               AMS CD: 51103446

               SECTION B - Supplies or Services and
               Prices/Costs
               NSN: 2320-01-413-3739
               NOUN: HMMWV - XM1114 UP ARMORED
               FSCM: 19207
               PART NR: 87T0015
               SECURITY CLASS: UNCLASSIFIED

               SECTION C - Description/Specs./Work Statement

               Up Armor Expanded Capacity Vehicle (UA-ECV) HMMMWV, with High Capacity ECS as further described in Section C.4.

                                (End of narrative C001)

               Two (2) M1114 vehicles to be painted CARC Tan 686 as described in Section C.4.15.1.

                                (End of narrative C002)

               SECTION D - Packaging and Marking

               Best Commercial Packaging

                                (End of narrative D001)

               SECTION F - Deliveries or Performance

               DOC                       SUPPL
               REL CD      MILSTRIP      ADDR     SIG CD   MARK FOR   TP CD
                001     W56HZ26183S101               M                  3

               DEL REL CD          QUANTITY
                   001             DELETED

               FOB POINT: ORIGIN

                                 *** CLIN 0011AA ***




               DOC                       SUPPL
               REL CD      MILSTRIP      ADDR     SIG CD   MARK FOR   TP CD
                002     W80SBG6234L001A  W31G1Z      M                  2

               DEL REL CD          QUANTITY       DEL DATE
                   001                 2          97JAN31


Page changed by P00029.  Previously changed by P00026 and P00027.

CONTINUATION SHEET       Reference No. of Document Being Continued          Page
                                      DAAE07-94-C-0406    MOD. No.: P00029    2q
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO        SUPPLIES/SERVICES    QUANTITY    UNIT    UNIT PRICE    AMOUNT

               FOB POINT: ORIGIN

                          *** CLIN 0011AA ***

               SHIP TO:   PARCEL POST ADDRESS
               (W31G1Z)   XU TRANS OFF
                          ANNISTON ARMY DEPOT
                          ANNISTON  AL  36201-5021


Page changed by P00029.  Previously changed by P00026 and P00027.

CONTINUATION SHEET       Reference No. of Document Being Continued          Page
                                      DAAE07-94-C-0406    MOD. No.: P00029    2r
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO        SUPPLIES/SERVICES      QUANTITY    UNIT      UNIT PRICE       AMOUNT

0011AB         PRODUCTION QUANTITY        1        EA     $90,132.00000    $90,132.00
               PRON: JZ42F848JZ    ACRN: AR               -------------    ----------
               AMS CD: 51103446

               SECTION B - Supplies or Services and
               Prices/Costs
               NSN: 2320-01-413-3739
               NOUN: HMMWV - XM1114
               FSCM: 19207
               PART NR: 87T0015
               SECURITY CLASS: UNCLASSIFIED

               SECTION C - Description/Specs./Work Statement

               Up Armor Expanded Capacity Vehicle (UA-ECV) HMMMWV, with High Capacity ECS as further described in Section C.4.

                                (End of narrative C002)

               One (1) M1114 vehicle to be painted CARC Tan 686 as described in Section C.4.15.1.

                                (End of narrative C003)

               SECTION D - Packaging and Marking

               Best Commercial Packaging

                                (End of narrative D001)

               SECTION F - Deliveries or Performance

               DOC                       SUPPL
               REL CD      MILSTRIP      ADDR     SIG CD   MARK FOR   TP CD
                001     W56HZW6117S103               M                  3

               DEL REL CD          QUANTITY
                   001             DELETED

               FOB POINT: ORIGIN

                                 *** CLIN 0011AB ***




               DOC                       SUPPL
               REL CD      MILSTRIP      ADDR     SIG CD   MARK FOR   TP CD
                002     W80SBG6234L001B  W31G1Z      M                  2

               DEL REL CD          QUANTITY       DEL DATE
                   001                 1          97JAN31


Page changed by P00029.  Previously changed by P00026 and P00027.

CONTINUATION SHEET        Reference No. of Document Being Continued         Page
                                      DAAE07-94-C-0406    MOD. No.: P00029    2s
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO        SUPPLIES/SERVICES    QUANTITY    UNIT    UNIT PRICE    AMOUNT

               FOB POINT: ORIGIN

                          *** CLIN 0011AB ***

               SHIP TO:   PARCEL POST ADDRESS
               (W31G1Z)   XU TRANS OFF
                          ANNISTON ARMY DEPOT
                          ANNISTON  AL  36201-5021


Page changed by P00029.  Previously changed by P00026 and P00027.

CONTINUATION SHEET       Reference No. of Document Being Continued          Page
                                      DAAE07-94-C-0406    MOD. No.: P00029    2i
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO        SUPPLIES/SERVICES                   QUANTITY    UNIT      UNIT PRICE       AMOUNT

0008AA         PRODUCTION QUANTITY                     9        EA     $90,132.00000    $811,188.00
               PRON: U152F454JZ    ACRN: AL                            -------------    -----------
               AMS CD: 51103446
               CUSTOMER ORDER NUMBER: FD20609570166

               SECTION B - Supplies or Services and
               Prices/Costs
               NSN: 9999-99-999-9999
               NOUN: HMMWV-XM1114 UP-ARMOR W/CHNGS
               FSCM: 00000
               PART NR: 99999999
               SECURITY CLASS: UNCLASSIFIED

               SECTION C - Description/Specs./Work Statement

               Up Armor Expanded Capacity Vehicle (UA-ECV) HMMMWV, with High Capacity ECS as further described in Section C.4. To be initially delivered in the XM1114 configuration and, upon authorization by the Government, modified to the XM1116 configuration.

                                (End of narrative C001)

               SECTION D - Packaging and Marking

               Best Commercial Packing

                                (End of narrative D001)

               SECTION F - Deliveries or Performance

               DOC                    SUPPL
               REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                001   W56HZW5355S103  Y00000    M               3

                         PROJ CD           BRK BLK PT
                           IBB

               DEL REL CD      QUANTITY    DEL DATE
                  002              3        96NOV30
               DEL REL CD      QUANTITY    DEL DATE
                  003              6        96DEC31

               FOB POINT: ORIGIN

                          *** CLIN 0008AA ***

               SHIP TO:   PARCEL POST ADDRESS
               (Y00000)   SHIPPING INSTRUCTIONS FOR
                          CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE
                          SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS
                          REQUISITION.


Page changed by P00029. Previously added by P00020 and changed by P00022.

CONTINUATION SHEET     Reference No. of Document Being Continued            Page
                                     DAAE07-94-C-0406    MOD. No.: P00029    18o
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


SECTION G - CONTRACT ADMINISTRATION DATA
Accounting & Appropriation Data

                        PRON/             OBLG STAT/                     INCREASE/DECREASE       CUMULATIVE
LINE ITEM              AMS CD     ACRN    JOB ORD NO     PRIOR AMOUNT          AMOUNT              AMOUNT
---------            ----------   ----    ----------    -------------    -----------------     -------------
  0008AA             U152F454JZ    AL         1         $  798,156.00       $ 13,032.00        $  811,188.00
       51103446
  0008AB             U162F809JZ    AM         1         $1,507,628.00       $ 24,616.00        $1,532,244.00
       51105J3446
  0010AA             J562M013JZ    AP         1         $1,430,144.00       $ 11,968.00        $1,442,112.00
       43000000
  0011AA             JZ42M025JZ    AQ         1         $  178,768.00       $  1,496.00        $  180,264.00
       51103446
  0011AB             JZ42F848JZ    AR         1         $   89,384.00       $    748.00        $   90,132.00
       51103446
  1002AA             JZ42F670JZ    AG         1         $  599,741.75       $392,385.25        $  992,127.00
       51103446
                                                        -------------
                                            NET CHANGE  $  444,245.25

NET CHANGE BY                                                 ACCOUNTING  INCREASE/DECREASE
ACRN                      ACCOUNTING CLASSIFICATION            STATION         AMOUNT
----                      -------------------------           ---------   -----------------
 AG     21   42035       45J5J01P5110  25CZ  S2011342F670       W56HZV     $392,385.25
 AL     57 5 308017547E882299600000000000                       F0330L     $ 13,032.00
 AM     57 6 3080       17647E8823201 503300                    F0330L     $ 24,616.00
 AP     9711 X8242LX01X6D1000UDH 00131E1LXS20113                W56HZV     $ 11,968.00
 AQ     21   42035       45J5J01P5110  25CZ  S2011342M025       W56HZV     $  1,496.00
 AR     21   42035       45J5J01P5110  25CZ  S2011342F848       W56HZV     $    748.00
                                                                           -----------
                                                               NET CHANGE  $444,245.25


NET CHANGE FOR AWARD :     PRIOR AMOUNT      INCREASE/DECREASE      CUMULATIVE
--------------------         OF AWARD              AMOUNT        OBLIGATED AMOUNT
                          --------------     -----------------   ----------------
                          $57,504,803.75        $444,245.25       $57,949,049.00


Page added by P00029

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE              OF               PAGES
1

1.       CONTRACT ID CODE

         J

2.       AMENDMENT/MODIFICATION NO.

         P00030

3.       EFFECTIVE DATE

         27 SEP 1996

4.       REQUISITION/PURCHASE REQ NO.

         See Schedule

5.       PROJECT NO. (If applicable)

         ACN

6.       ISSUED BY                                              CODE  W56HZV

         TACOM
         AMSTA-AQ-MDD                                           /N5 WPN SYS: N5
         PAUL MUELLER              /810-574-8822
         WARREN, MICHIGAN  48397-5000

7.       ADMINISTERED BY (If other than Item 6)                 CODE  S3605A

         DCMAO DAYTON
         GENTILE STATION
         1001 HAMILTON STREET
         DAYTON, OH  45444-5300

         SCD  A       PAS        NONE      ADP PT       SC1010

8.       NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and
         ZIP Code)

         O GARA-HESS & EISENHARDT ARMORING
         CO                                                   J
         9113 LE SAINT RD
         FAIRFIELD OH         45014

         CODE  6W728                                          FACILITY CODE

(X)      9A.      AMENDMENT OF SOLICITATION NO.

         9B.      DATED (SEE ITEM 11)

         10A.     MODIFICATION OF CONTRACT/ORDER NO

X                 DAAE0794C0406

         10B.     DATED (SEE ITEM 13)

                  94MAY13

11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour
and date specified for receipt of Offers is extended,          is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning           copies of the
amendments; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.      ACCOUNTING AND APPROPRIATION DATA (If required)

         ACRN AS: NET INCREASE    $5,985,000.00

C        13.      THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)      A.       THIS CHANGE ORDER IS ISSUED PURSUANT TO:
THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

         B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc). SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

         C.       THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
AUTHORITY OF:

X                 FAR 6.302-I

         D.       OTHER (Specify type of modification and authority)

E.       IMPORTANT:  Contractor   is not,     X is required to sign this
document and return         copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.     NAME AND TITLE OF SIGNER (Type or print)

         Greg Turner
         Dir of Military Sales

15B.     CONTRACTOR/OFFEROR

         /s/ Greg Turner
         (Signature of person authorized to sign)

15C.     DATE SIGNED

         9/26/96

16A.     NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

         SHARLENE M. INNES
         Contracting Officer

16B.     UNITED STATES OF AMERICA

         BY /s/ Sharlene M. Innes
                  (Signature of Contracting Officer)

16C.     DATE SIGNED

         27 SEP 1996

                                                                DAAE07-94-C-0406
                                                                          P00030
                                                                          Page 2


PROGRAM:                   UP ARMOR HMMWV ECV XM1114

CONTRACT:                          DAAE07-94-C-0406

MODIFICATION:                      P00030

PREVIOUS CONTRACT AMOUNT:          $57,949,049.00

AMOUNT OF THIS ACTION:               5,985,000.00

TOTAL CONTRACT AMOUNT:             $63,934,049.00


1. This Modification P00030 is a bilateral letter contract modification to acquire 133 each XM1114 vehicles with High Capacity Environmental Control System
(ECS) installed, to be delivered at the normal rate of delivery, with an option to acquire an additional quantity of vehicles not to exceed 50% of the basic quantity or 67 each.

         a. The total Not-To-Exceed Ceiling Price amount for the basic quantity of 133 XM1114 vehicles with High Capacity ECS is $11,970,000.00 and is based on the vehicle Not-To-Exceed Ceiling Unit Price of $90,000.00.

         b. The Not-To-Exceed Ceiling Unit Price for the option quantity of XM1114 vehicles with High Capacity ECS installed is $90,000.00.

2. With respect to this Modification P00030, the Government and the Contractor agree to modify the contract as described below:

         a. SECTION B

         CLIN 0013AA is established as follows:

                                         OBLIGATED         CEILING
  CLIN      DESCRIPTION         QTY        AMOUNT           AMOUNT
  ----      -----------         ---      ---------         -------
 0012AA     XM1114 with High    133    $5,985,000.00    $11,970,000.00
            Capacity ECS


         b. SECTION F

         Clause F.5, Required Delivery Schedule is revised to reflect delivery of the basic quantity of 133 each XM1114 vehicles in Feb 97 through Aug 97.

                                                                DAAE07-94-C-0406
                                                                          P00030
                                                                          Page 3


         c. SECTION G

         The Accounting and Appropriation Data applicable to new CLIN 0013AA is incorporated into the contract.

         d. SECTION E

         Delete No.1, INSPECTION OF SUPPLIES-FIXED PRICE, 52.246-2 (JUL 1985) and replace with INSPECTION OF SUPPLIES-FIXED PRICE, 52.246-2 (AUG 1996).

         e. SECTION F

                  (1) Delete No.1, STOP WORK ORDER, 52.212-13 (AUG 1989) and replace with STOP WORK ORDER, 52.242-15 (AUG 1989).

                  (2) Delete No.2, GOVERNMENT DELAY OF WORK, 52.212-15 (APR
1984) and replace with GOVERNMENT DELAY OF WORK, 52.242- 17 (APR 1984).

         f. SECTION H

                  (1) Under Section H - Special Contract Requirements:

                           (a) Delete No.1, STATUTORY PROHIBITIONS ON
COMPENSATION TO FORMER DEPARTMENT OF DEFENSE EMPLOYEES, 252.203- 7000 (DEC 1991) and replace with STATUTORY PROHIBITIONS ON COMPENSATION TO FORMER DEPARTMENT OF DEFENSE EMPLOYEES, 252.203-7000 (NOV 1995).

                           (b) Delete No.3, PROHIBITION AGAINST RETALIATORY
PERSONNEL ACTIONS, 252.203-7003 (APR 1992).

                           (c) Delete No.11, DOD PROGRESS PAYMENT RATES,
252.232-7004 (NOV 1993) and replace with DOD PROGRESS PAYMENT RATES, 252.232-7004 (FEB 1996).

                           (d) Delete No.12, CERTIFICATION OF INDIRECT COSTS,
252.242-7001 (DEC 1991).

                  (2) Delete H-7, IDENTIFICATION OF SOURCES OF SUPPLY, 252.217-7026 (DEC 1991) and replace with IDENTIFICATION OF SOURCES OF SUPPLY, 252.217-7026 (NOV 1995).

                  (3) Add H.21, Option to Increase Vehicle Quantities (For Modification P00030).

                                                                DAAE07-94-C-0406
                                                                          P00030
                                                                          Page 4


         g. SECTION I

                  (1) Under Section I - Contract Clauses (clauses incorporated by reference):

                           (a) Delete No.1, SPECIAL PROHIBITION ON EMPLOYMENT,
252.203-7001 (APR 1993) and replace with SPECIAL PROHIBITION ON EMPLOYMENT, 252.203-7001 (NOV 1995).

                           (b) Delete No.3, ACQUISITION FROM SUBCONTRACTORS
SUBJECT TO ON-SITE INSPECTION UNDER THE INTERMEDIATE- RANGE NUCLEAR FORCES (INF) TREATY, 252.209-7000 (DEC 1991) and replace with ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY, 252.209-7000 (NOV 1995).

                           (c) Delete No.5, AVAILABILITY OF CONTRACTOR RECORDS,
252.215-7001 (DEC 1991).

                           (d) Delete No. 7, SMALL AND SMALL DISADVANTAGED
BUSINESS SUBCONTRACTING PLAN - DOD CONTRACTS, 252.219- 7003 (NOV 1995) and replace with SMALL, SMALL DISADVANTAGED, AND WOMEN-OWNED BUSINESS SUBCONTRACTING PLAN - DOD CONTRACTS, 252.219- 7003 (NOV 1995).

                           (e) Delete No. 10, PREFERENCE FOR DOMESTIC SPECIALITY
METALS, 252.225-7014 (DEC 1991) and replace with PREFERENCE FOR DOMESTIC SPECIALITY METALS, 252.225-7014 (NOV 1995).

                           (f) Delete No. 11, RESTRICTION ON ACQUISITION OF
ANTIFRICTION BEARINGS, 252.225-7016 (APR 1993) and replace with RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS, 252.225-7016 (NOV 1995).

                           (g) Delete No. 12, REPORTING OF CONTRACT PERFORMANCE
OUTSIDE THE UNITED STATES, 252.225-7026 (MAY 1995) and replace with REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES, 252.225-7026 (NOV 1995).

                           (h) Delete No. 29, SECURITY REQUIREMENTS, 52.204-2
(APR 1984) and replace with SECURITY REQUIREMENTS, 52.204-2 (AUG 1996).

                           (i) Delete No. 36, TERMINATION OF DEFINED BENEFIT
PLANS, 52.215-27 (SEP 1989) and replace with TERMINATION OF DEFINED BENEFIT PLANS, 52.215-27 (MAR 1996).

                                                                DAAE07-94-C-0406
                                                                          P00030
                                                                          Page 5

                           (j) Delete No. 38, REVERSION OR ADJUSTMENT OF PLANS
FOR POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (PRB), 52.215-39 (FEB 1995) and replace with REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (PRB), 52.215-39 (MAR 1996).

                           (k) Delete No. 59, DISCLOSURE AND CONSISTENCY OF COST
ACCOUNTING PRACTICES, 52.230-3 (NOV 1993) This clause applies only when the Contractor has been determined eligible. See Section K, and replace with DISCLOSURE AND CONSISTENCY OF COST ACCOUNTING PRACTICES, 52.203-3 (APR 1996) This clause applies only when the Contractor has been determined eligible.

                           (l) Delete No. 63, INTEREST, 52.232-17 (JAN 1991) and
replace with INTEREST, 52.232-17 (JUN 1996).

                           (m) Delete No. 75, COMPETITION IN SUBCONTRACTING,
52.244-5 (APR 1984) and replace with COMPETITION IN SUBCONTRACTING, 52.244-5 (JAN 1996).

                           (n) Delete No. 76, GOVERNMENT PROPERTY (FIXED-PRICE
CONTRACTS) (ALTERNATE I) (APR 1984) (91-DEV-44), 52.245-2 (DEC 1989) and replace with GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (ALTERNATE I) (APR 1984) (DEV) (JUL 1995), 52.245-2 (DEC 1989).

                           (o) Delete No. 81, TERMINATION FOR CONVENIENCE OF THE
GOVERNMENT (FIXED PRICE), 52.249-2 (APR 1984) and replace with TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED PRICE), 52.249-2 (AUG 1996).

                  (2) Delete I-4, TRANSPORTATION OF SUPPLIES BY SEA, 252.247-7023 (DEC 1991) and replace with TRANSPORTATION OF SUPPLIES BY SEA, 252.247-7023 (NOV 1995).

                  (3) Delete I-9, SUBCONTRACTS (COST REIMBURSEMENT AND LETTER CONTRACTS), 52.244-2 (FEB 1995) and replace with SUBCONTRACTS (COST REIMBURSEMENT AND LETTER CONTRACTS), 52.244-2 (MAR 1996).

                  (4) Delete I-11, RIGHTS IN TECHNICAL DATA-NONCOMMERCIAL ITEMS 252.227-7013 (JUN 1995) and replace with RIGHTS IN TECHNICAL DATA-NONCOMMERCIAL ITEMS 252.227-7013 (NOV 1995).

                  (5) Add I-12, Execution of Commencement of Work (For Modification P00030) FAR 52.216-23 (1984 APR).

                  (6) Add I-13, Limitation of Government Liability (For Modification P00030) FAR 52.216-24 (APR 1984).

                                                                DAAE07-94-C-0406
                                                                          P00030
                                                                          Page 6

                  (7) Add I-14, Contract Definitization (For Modification P00030), 252.217-7027 (FEB 1996).

         h. All other contract clauses remain unchanged.

3. The contract is modified by replacing or adding the following pages:

         a. Page 17a is deleted and replaced with the attached, revised page
17a.

         b. New contract pages 2u, 2v, 18p, 26d, 35c and 35d are added to the contract.

4. As a result of this Modification P00030, the contract amount is increased by $5,985,000.00 from $57,949,049.00 to $63,934,049.00.

5. All other terms and conditions remain unchanged.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                     DAAE07-94-C-0406     MOD. No.: P00030                    2u
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO              SUPPLIES/SERVICES                         QUANTITY         UNIT     UNIT PRICE        AMOUNT
0013AA               PRODUCTION QUANTITY                         133             EA      $45,000.00000     $5,985,000.00
                                                                                          ------------      ------------
                     PRON: JZ62M430JZ    ACRN: AT
                     AMS CD: 51103446

                     SECTION B - Supplies or Services and
                     Prices/Costs
                     NSN:  2320-01-413-3739
                     NOUN: HMMWV - M1114 UP-ARMOR
                     FSCM: 19207
                     PART NR: 87T0015
                     SECURITY CLASS: UNCLASSIFIED

                     The total not to exceed ceiling price
                     for the quantity of 133 each XM1114
                     is $11,970,000.00 which is based on
                     the vehicle ceiling unit price of
                     $90,000.00 funded at 50% or
                     $45,000.00.

                                      (End of narrative B001)

                     SECTION C - Description/Specs./Work
                     Statement

                     Up Armor Expanded Capacity Vehicle
                     (UA-ECV) HMMWV, with High Capacity
                     ECS as further described in Section
                     C.4.

                                      (End of narrative C001)

                     SECTION D - Packaging and Marking

                     Best Commercial Packaging

                                    (End of narrative D001)

                     SECTION E - Inspection and Acceptance
                     INSPECTION: ORIGIN ACCEPTANCE: ORIGIN

                     SECTION F - Deliveries or Performance

                     DOC                    SUPPL
                     REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD

                      001   W56HZW6265S104  Y00000    M               3

                               PROJ CD           BRK BLK PT
                                 IBB

                     DEL REL CD      QUANTITY    DEL DATE
                        001             14        97FEB28
                     DEL REL CD      QUANTITY    DEL DATE
                        002             23        97MAR31
                     DEL REL CD      QUANTITY    DEL DATE
                        003             23        97APR30
                     DEL REL CD      QUANTITY    DEL DATE
                        004             23        97MAY31
                     DEL REL CD      QUANTITY    DEL DATE
                        005             23        97JUN30
                     DEL REL CD      QUANTITY    DEL DATE
                        006             23        97JUL31
                     DEL REL CD      QUANTITY    DEL DATE
                        007              4        97AUG31


Paged added by P00030.

CONTINUATION SHEET        Reference No. of Document Being Continued         Page
                        DAAE07-94-C-0406     MOD. No.: P00030                 2v
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


                     FOB POINT: ORIGIN

                                *** CLIN 0013AA ***

                     SHIP TO:   PARCEL POST ADDRESS
                     (Y00000)   SHIPPING INSTRUCTIONS FOR
                                CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO
                                THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED
                                UNDER THIS REQUISITION.




Page added by P00030.

F.5 REQUIRED DELIVERY SCHEDULE                                          Page 17a

ACCELERATED DELIVERY SCHEDULE

                     31 JAN 96 29 FEB 96 31 MAR 96 30 APR 96 31 MAY 96 30 JUN 96 31 JUL 96 31 AUG 96 30 SEP 96

XM1114 UA HMMWV


Monthly Deliveries        19       23        28      45         65        70         70        70       36


Total Deliveries          19       42        70     115        180       250        320        390     426



NORMAL DELIVERY
 SCHEDULE

XM1114 UA HMMWV


Monthly Deliveries


Total Deliveries

                     31 OCT 96 30 NOV 96 31 DEC 96 31 JAN 97

XM1114 UA HMMWV


Monthly Deliveries


Total Deliveries



NORMAL DELIVERY
 SCHEDULE

XM1114 UA HMMWV


Monthly Deliveries       31        24        23           23*


Total Deliveries         31        55        78          101*




NORMAL DELIVERY SCHEDULE CONT'D

                     28 FEB 97   31 MAR 97    30 APR 97   31 MAY 97   30 JUN 97   31 JUL 97   31 AUG 97
XM1114 UA HMMWV

Monthly
 Deliveries             23            23          23          23        23           23            4


Total
 Deliveries            124           147         170         193       216          239           243



* Page changed by P00030.  Previous change by P00028

                                                                DAAE07-94-C-0406
                                                                        Page 26d


H.21     OPTION TO INCREASE VEHICLE QUANTITIES (FOR MODIFICATION P00030)

         a. Option quantity. The Government reserves the right to increase the basic quantity of XM1114 vehicles under P00030 by an additional quantity of XM1114 vehicles not to exceed 50% of the total basic quantity of XM1114s under P00030, or 67.

         b. Option period. The Contracting Officer may exercise the option for an additional quantity of vehicles at any time on one or more increments, but the right to do so shall expire 150 days prior to delivery of the last scheduled vehicle as shown in Clause F.5, REQUIRED DELIVERY SCHEDULE. The contractor shall provide notice to the Contracting Officer 30 days before the expiration of the option period, or 180 days before the last scheduled delivery, or unless otherwise agreed to by the parties.

         c. Option unit prices. The unit price to be paid for the vehicles added by exercise of option, prior to definitization of P00030, shall be the vehicle unit ceiling price of $90,000.00. The unit price to be paid for the vehicles added by exercise of option after definitization of P00030, shall be the firm fixed price for the vehicle agreed upon by the parties or the price determined by the Contracting Officer in accordance with Clause I-14, CONTRACT DEFINITIZATION (FOR MODIFICATION P00030).

         d. Delivery. Delivery of vehicles added by exercise of option shall immediately follow delivery of the last scheduled production vehicle as shown in Clause F.5, REQUIRED DELIVERY SCHEDULE, unless otherwise agreed to by the parties.



Page added by P00030.

                                                                DAAE07-94-C-0406
                                                                        Page 35c

I-12     EXECUTION AND COMMENCEMENT OF WORK (FOR MODIFICATION P00030) FAR
52.216-23 (1984 APR)

         The contractor shall indicate acceptance of this letter contract by signing three copies of the contract and returning them to the Contracting Officer not later than 30 September 1996. Upon performance by both parties, the contractor shall proceed with performance of the work, including purchase of necessary materials.

                                 (End of Clause)

I-13     LIMITATION OF GOVERNMENT LIABILITY (FOR MODIFICATION P00030) FAR
52.216-24 (APR 1984)

         a. In performing this contract, the contractor is not authorized to make expenditures or incur obligations exceeding $5,985,000.

         b. The maximum amount for which the Government shall be liable if this contract is terminated is $5,985,000.

                                 (End of Clause)

I-14     CONTRACT DEFINITIZATION (FOR MODIFICATION P00030) 252.217-7027
(FEB 1996)

         a. A fixed price definitive contract is contemplated. The contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms and conditions. The contractor agrees to submit a fixed price proposal and cost or pricing data supporting its proposal.

         b. The schedule for definitizing this contract action is:

             Contractor submission of proposal:          31 Oct 96
             Submission of Make or Buy Plan:                NA
             Submission of Subcontracting Plan:             NA
             Commencement of negotiations:                6 Feb 97
             Definitization of Modification P00030:      14 Mar 97

         c. If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of

                                                                DAAE07-94-C-0406
                                                                        Page 35d

it granted by the Contracting Officer, the Contracting Officer may, with the approval of the Head of the Contracting Activity, determine a reasonable price or fee in accordance with Subpart 15.8 and Part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation Of Government Liability clause.

                  (1) After the Contracting Officer's determination of price or fee, the contract shall be governed by--

                           (i) All clauses required by FAR on the date of
execution of this undefinitized contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

                           (ii) All clauses required by law as of the date of
the Contracting Officer's determination; and

                           (iii) Any other clauses, terms and conditions
mutually agreed upon.

                  (2) To the extent consistent with subparagraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

         d. The definitive contract resulting from this undefinitized contract action will include a negotiated firm-fixed price in no event to exceed $11,970,000.00 ($18,000,000.00 including the 50% option for additional vehicles).

                                 (End of Clause)




Page added by P00030.

CONTINUATION SHEET      Reference No. of Document Being Continued           Page
                         DAAE07-94-C-0406     MOD. No.: P00030               18p
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


SECTION G - CONTRACT ADMINISTRATION DATA
Accounting & Appropriation Data

                    PRON/                  OBLG STAT/                       INCREASE/DECREASE         CUMULATIVE
LINE ITEM         AMS CD    ACRN    JOB ORD NO      PRIOR AMOUNT                  AMOUNT                AMOUNT
---- ----         ------    ----    ----------      ------------            ------------------        ----------
 0013AA         JZ62M430JZ   AT         1               $0.00                   $5,985,000.00        $5,985,000.00
       51103446

                                                                                -------------
                                                                   NET CHANGE   $5,985,000.00


NET CHANGE BY                                                    ACCOUNTING  INCREASE/DECREASE
ACRN                        ACCOUNTING CLASSIFICATION              STATION        AMOUNT
----                        -------------------------              -------   -----------------
 AT     21   62035      45J5J01P5110  25CZ  S2011362M430          W56HZV        $5,985,000.00


                                                                  NET CHANGE    $5,985,000.00



NET CHANGE FOR AWARD       :                                     PRIOR AMOUNT  INCREASE/DECREASE      CUMULATIVE
--------------------                                               OF AWARD         AMOUNT          OBLIGATED AMOUNT
                                                                 ------------  -----------------    ----------------
                                                              $ 57,949,049.00   $5,985,000.00        $63,934,049.00






Page added by P00030.